Exhibit 24.1

POWER OF ATTORNEY

October 21, 2021

Each of the undersigned directors and officers of WEC Energy Group, Inc. (the “Company”), hereby severally constitutes and appoints J. Kevin Fletcher, Xia Liu, and Anthony L. Reese, and each of them singly, his or her true and lawful attorneys with full power to them, and each of them singly, to sign for him or her and in his or her names in the capacities indicated below, a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of an indeterminate amount of debt securities of the Company as may from time to time be offered (the “Registration Statement”), and any and all amendments to the Registration Statement, including any Registration Statement filed pursuant to Rule 462(b) of the Securities and Exchange Commission, and generally to do all such things in his or her names and on his or her behalf to enable the Company to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his or her signature as it may be signed by his or her said attorneys or any of them, to said Registration Statement and any and all amendments thereto.

Signatures and Titles:

/s/ J. Kevin Fletcher	/s/ Marcia C. Green
J. Kevin Fletcher, President and Chief	Maria C. Green, Director
Executive Officer and Director – Principal
Executive Officer

/s/ Xia Liu	/s/ Gale E. Klappa
Xia Liu, Executive Vice President and	Gale E. Klappa, Executive Chairman of the
Chief Financial Officer – Principal Financial	Board and Director
Officer

/s/ William J. Guc	/s Thomas K. Lane
William J. Guc, Vice President and Controller –	Thomas K. Lane, Director
Principal Accounting Officer

/s/ Curt S. Culver	/s/ Ulice Payne, Jr.
Curt S. Culver, Director	Ulice Payne, Jr., Director

/s/ Danny L. Cunningham	/s/ Mary Ellen Stanek
Danny L. Cunningham, Director	Mary Ellen Stanek, Director

/s/ William M. Farrow III
William M. Farrow III, Independent Lead
Director

/s/ Cristina A. Garcia-Thomas
Cristina A. Garcia-Thomas, Director